SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                -------------------------------------------------

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2003


                              OCEAN BIO-CHEM, INC.

               (Exact name of registrant as specified in charter)

Florida                   2-70197                    59-1564329
(State or other       (Commission File Number)     (IRS Employer
jurisdiction                                     Identification No.)
of Incorporation)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314 (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code: 954/587-6280


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Item 5.  Other Events and Required FD Disclosure.

     Two lawsuits previously disclosed by the Company (North American Oil Company, Inc. v. Star Brite Distributing, Inc., United States District Court for the North District of Georgia, Atlanta Division, Civil Action No.
1098-CV-1589-RWS and North American Oil Company, Inc. v. Star Brite Distribuiting, Inc., Docket 02-7120, United States Court of Appeals for the Second Circuit (on appeal from the United States District Court for the District of Connecticut, Case No. 3:00-MC-339 (EBB)), have been settled. All claims and counterclaims have been dismissed with prejudice. The settlement does not affect the Company's United States Patent No. 5,250,598, which remains valid and enforceable.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               OCEAN BIO-CHEM, INC.

Date:    March 14, 2003               By: /s/  Peter G. Dornau
                                          --------------------------------------
                                               Name:    Peter G. Dornau
                                               Title:   Chairman of the Board of
                                                        Directors and Chief
                                                        Executive Officer

Date:    March 14, 2003               By: /s/ Edward Anchel
                                          --------------------------------------
                                               Name:    Edward Anchel
                                               Title:   Chief Financial Officer